                                               WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

SUB-TRANSFER AGENT
  National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

01/24/2000
512125

                                   VALUE FUND

                                   QUARTERLY

                                     REPORT

                               DECEMBER 31, 1999

                        ONE PACIFIC PLACE, SUITE 600
                           1125 SOUTH 103 STREET
                         OMAHA, NEBRASKA 68124-6008

                                402-391-1980
                                800-232-4161
                              402-391-2125 FAX

                               www.weitzfunds.com

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on the Value Fund's performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended December 31, 1999, calculated in accordance with SEC standardized formulas.

                                      VALUE OF      VALUE OF      VALUE OF
                                       INITIAL     CUMULATIVE    CUMULATIVE    TOTAL       ANNUAL
                                       $25,000    CAPITAL GAIN   REINVESTED  VALUE OF      RATE OF
PERIOD ENDED                         INVESTMENT   DISTRIBUTIONS  DIVIDENDS    SHARES       RETURN
------------                         ----------   -------------  ---------    ------       ------
May 9, 1986                            $25,000           --            --     $25,000             --
Dec. 31, 1986                           25,863           --            --      25,863            3.5%+
Dec. 31, 1987                           24,253          264         1,205      25,722           -0.5
Dec. 31, 1988                           27,430          299         2,223      29,952           16.5
Dec. 31, 1989                           30,763        2,103         3,701      36,567           22.1
Dec. 31, 1990                           28,040        2,112         4,500      34,652           -5.2
Dec. 31, 1991                           33,940        3,811         6,475      44,226           27.6
Dec. 31, 1992                           36,350        6,019         7,884      50,253           13.6
Dec. 31, 1993                           42,010        9,114         9,199      60,323           20.0
Dec. 31, 1994                           36,075       10,414         7,899      54,388           -9.8
Dec. 31, 1995                           45,955       17,447        11,855      75,257           38.4
Dec. 31, 1996                           51,478       24,054        13,792      89,324           18.7
Dec. 31, 1997                           62,878       42,824        18,398     124,100           38.9
Dec. 31, 1998                           72,675       65,163        22,181     160,019           28.9
Dec. 31, 1999                           82,700       83,540        27,328     193,568           21.0

The fund's average annual total return for the one, five and ten year periods ending December 31, 1999, was 21.0%, 28.9% and 18.1%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $54,888, and the total amount of income distributions reinvested was $12,930. This information represents past performance of the fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

+Return is for the period 5/9/86 through 12/31/86

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                      DECEMBER 31, 1999 - QUARTERLY REPORT

                                                                 January 5, 2000

Dear Fellow Shareholder:

      1999 was a good year for the Value Fund. A 4th quarter gain of +6.9% brought our total return for the year to +21.0% (after all fees and expenses). This compares to gains of 14.9% for the quarter and +21.0% for the year for the S&P 500 (with dividends reinvested).

      The longer-term results, which are much more important, have also been good. The table below compares our returns to those of the S&P 500 (very large companies), the Russell 2000 (an index of smaller companies), and our peer group of mutual funds (according to Lipper Analytical Services). All of the performance data assumes reinvestment of dividends and are calculated after deducting expenses.

                                       1 YEAR       3 YEARS    5 YEARS   10 YEARS
                                       ------       -------    -------   --------
VALUE FUND                            21.0  %      29.4  %     28.9 %    18.1  %
S&P 500 Index                         21.0         27.6        28.5      18.2
Russell 2000 Index                    21.3         13.1        16.7      13.4
Average Growth and Income Fund        13.8         18.4        21.7      14.7

      Tables like this one emphasize RELATIVE performance, and ours has been reasonably good over the life of the fund. However, shareholders should also notice the ABSOLUTE performance of all of the entries over the past 10 years. Even the beleaguered Russell 2000 has out-performed the very long-term average total return on stocks of about 10%, and the average annual returns on both our Fund and the S&P 500 are about 8 full percentage points above the average. This has been wonderful for all of us as stock investors, but it would be virtually impossible for stocks, in the aggregate, to repeat that performance over the next 10 years. Warren Buffett, in the November 22, 1999 issue of FORTUNE, makes a very persuasive case that total returns on domestic stocks might average 6% over the next 17 years. (We'll do our best to emulate the children of Lake Woebegone and be above average.)

A TALE OF TWO MARKETS

      This is a very interesting time for stock investors. The market's split personality is more pronounced than ever, with the favored few soaring to seemingly nonsensical levels of over-valuation, while the majority of stocks have been in a quiet bear market for several quarters.

A handful of very large companies have captured investors' imaginations, and they now dominate the popular market averages. Consider:

    - 5% of the S&P 500 (25 stocks) account for 50% of the value of the index;

    - 5 STOCKS of the 4400 in the NASDAQ Composite Index have a combined market valuation of $1.5 TRILLION, and account for 50% of the value of the index. The top 10 stocks account for $2 trillion, or 2/3 of the index. (Incidentally, the average P/E ratio of all the stocks in the NASDAQ Index is approaching 200X!);

    - Microsoft has a higher market capitalization than THE ENTIRE RUSSELL 2000 INDEX.

This is not good or bad, PER SE, but it seems to me to be an inherently unstable situation (a tech stock "bubble"). It also means that these indexes have lost some of their meaning as benchmarks. Some money managers concerned about keeping up with these benchmarks have adopted an "if you can't lick 'em, join 'em" attitude and jumped onto the bandwagon. This only reinforces the trend.

      Our response to this phenomenon has been to sell off shares of some of our cable and telecom stocks which (happily) have been infected with Internet or ".com" fever, and to buy more of our "old economy" favorites, especially financial service companies. This puts us even further out of step with the mainstream indexes, such as the S&P, so it will hurt our relative performance for as long as the two-tier market persists. However, I believe that it will serve us well when stock prices and business values are re-aligned.

PORTFOLIO REVIEW

      Our portfolio changes very little from quarter to quarter, so I often have trouble finding new things to say about our favorite stocks. This quarter, it was particularly striking to re-read the 3rd quarter '99 letter and find that it could be dropped into this letter practically untouched--except that the prices of many of our favorites were down 10-20% since September 30. (This is why our large lead over the S&P during the first 9 months of the year evaporated during the 4th quarter.) At any rate, for those who remember this section of the 3rd quarter letter, and for those who weren't interested then and aren't interested now, you can skip the next several paragraphs. (This reminds me of the Wesco Financial annual report in which Charlie Munger announced that what he had written last year was still equally valid, so he was reprinting last year's letter in lieu of a new one.)

BANKS--Greenpoint, Golden State, and Washington Mutual are large, profitable, growing banks selling at about 7 times next year's earnings per share and buying back their own stock. With modest earnings growth and some P/E multiple expansion, 50% total returns over the next 2-3 years seem like a realistic possibility. Other banks in our portfolio, such as North Fork, are growing faster and sell at slightly higher multiples, but have similar potential.

REAL ESTATE--Host Marriott, Hilton, Forest City, and Catellus are all selling at discounts to the current liquidation values of their underlying real estate, and each is generating strong cash flows that are available for dividends, acquisitions, and stock buybacks. Host Marriott is a real estate investment trust (REIT) that owns luxury and full-service hotels such as Ritz Carlton, Four Seasons, Marriott, and Hyatt. Their properties could probably be sold for $13-15 per share with one phone call, yet the stock sells for about $8. The $.84 dividend is well covered and provides a 10% current yield, and the underlying value of the business is growing. The other three companies are not REITs and do not pay large dividends, but the degrees of under-valuation are similar. In each case, the expectation of a total return of 50% over the next 2-3 years does not seem outlandish.

MORTGAGE BANKING--Countrywide Credit has two parts to its business--originating and servicing mortgages. Originating mortgages, to finance a home purchase or to refinance an existing mortgage, generates one-time origination fee income. Servicing involves collecting monthly payments and dealing with escrow accounts, and generates a stream of fee income over the life of the mortgage. Higher interest rates generally mean lower new mortgage activity, thus lower origination fees, but it also means that existing mortgages remain outstanding longer so the value of the servicing "annuity" rises. As interest rates have risen in recent months, investors have focused on the negative side of this equation and ignored the positive, so Countrywide has declined from over $50 per share (where we had been sellers) to a recent $25. At this level, Countrywide sells at under 7 times next years expected earnings and we have added significantly to our position from the low $30's to the mid-$20's. Other mortgage bankers which focus on originations, such as New Century Financial and Resource Bancshares Mortgage, are more adversely affected by higher rates, but both stocks are so severely depressed that they ought to be good contributors to our future results from today's prices.

OTHER FINANCIAL SERVICES--Fears of higher interest rates, a slower economy, a weaker stock market, etc. have depressed several others of our financial services companies. United Asset Management is a holding company of investment management businesses whose stock sells for about 50-60% of its value in a takeover. It has operating problems that I believe are fixable, and it is buying in its own stock very aggressively. Berkshire Hathaway has fallen from over $80,000 per share to under $52,000 over the past 18 months, and now sells very close to its adjusted book value and well below its intrinsic business value. Redwood Trust sells at $12, while its portfolio has a liquidation value of $22, and its management is very intelligent, motivated, and shareholder-oriented. It has become a relatively small position in our portfolio since we own as many shares as the company's by-laws permit and our portfolio has grown while its price has shrunk. However, the risk-reward equation for Redwood and several other smaller financial companies appears to be very favorable.

UTILITIES--Western Resources (WR) is an electric utility with assets worth at least $25-30 per share, which has been under the multiple clouds of a failed merger and a home security business with operating problems. Management is under severe pressure to realize the values, and the stock at $17 should generate a good return from this level. Citizens Utilities is also a company with great assets, selling at a discount to their underlying value, whose management has announced plans to restructure the company in order to recognize value. This is the same management that built and sold Century Communications and Centennial Cellular, both of which were very profitable holdings for our fund.

CABLE TELEVISION AND CELLULAR TELEPHONE--We have lost most of our cable and cellular stocks to takeovers, and those that remain are not as cheap as they used to be. Nevertheless, they are strong companies with good futures. Our favorite is Liberty Media. It is a fabulous collection of programming and other media assets, managed by John Malone, the master developer of media "content" properties.

CASH RESERVES AND MARKET TIMING--The level of our cash position is a function of new investments in the fund by shareholders plus proceeds from sales of stocks, minus new purchases--not a market timing call. We continue to be a net buyer of stocks, so our cash and other "reserves" were reduced to 17% of the portfolio at year-end.

OUTLOOK

      In the new year, we may have to deal with the deflation of the tech stock bubble--gradually or dramatically. If that happens, selling in the favorites may spread to the rest of the market, and our perfectly sane, bargain-priced stocks could be carried along (down) by the mob. (We have seen hints of this in the first few days of January.) For those who are uncomfortable with this prospect, risk-free short-term U.S. government bonds yield about 6%, and high quality municipal bonds yield 4-5%. Both of these are roughly equivalent on an after-tax basis to Warren Buffett's predicted 6% total return on stocks. For those who can stand some volatility, I believe it is still worth the effort (and occasional discomfort) to buy cheap stocks when we find them and not to try to be fancy with the timing.

SHAREHOLDER INFORMATION

      ANNUAL SHAREHOLDER INFORMATION MEETING: Please mark your calendars for May 24, 2000. The meeting will be held at the Omaha Marriott and will begin at 4:30. It is a great opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There should be no official business, so the whole meeting can be devoted to answering shareholder questions. We look forward to seeing you then.

      WEBSITE: Our website address is www.weitzfunds.com. It contains daily prices, our prospectus, published shareholder communications and forms, a list of each fund's top 10 holdings, historical performance data, and answers to frequently asked questions. We are working on giving shareholders the ability to look up account balances and other historical transaction data, and we will keep you posted on our progress. In the meantime, remember that you can use our automated phone system to check balances and recent transactions. The number for that service is: (800) 773-6472.

      If you have ideas on how we could improve on the content or user-friendliness of the website, our client service people would welcome your suggestions.

                                                      Sincerely,

                                                      /s/ WALLACE R. WEITZ

                                                      Wallace R. Weitz
                                                      President, Portfolio
                                                      Manager

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1999
                                  (UNAUDITED)

  SHARES
 OR UNITS                                                                       COST               VALUE
-----------                                                                --------------      --------------
             COMMON STOCKS -- 81.4%
             AUTO SERVICES -- 0.4%
    645,100  Insurance Auto Auctions, Inc.*                                $   7,525,098       $   10,160,325
                                                                           --------------      --------------

             BANKING -- 14.4%
    165,300  Astoria Financial Corp.                                           6,107,297            5,031,319
  1,887,320  Commercial Federal Corp.                                         41,896,256           33,617,887
    465,000  East West Bancorp, Inc.                                           4,439,375            5,318,438
     67,500  First Federal Bankshares, Inc.                                      672,813              582,188
    178,000  First Place Financial Corp.                                       1,936,188            1,891,250
  4,800,900  Golden State Bancorp, Inc.*                                      94,993,804           82,815,525
  3,233,800  Greenpoint Financial Corp.                                       86,398,719           77,004,863
    343,300  Local Financial Corp.*                                            3,191,222            3,561,738
  3,281,200  North Fork Bancorporation, Inc.                                  61,298,285           57,421,000
    170,000  South Jersey Financial Corp., Inc.*                               1,840,683            2,656,250
     50,000  Troy Financial Corp.*                                               491,875              509,375
    848,000  U.S. Bancorp                                                     24,814,069           20,193,000
    447,000  Virginia Capital Bancshares, Inc.                                 5,719,344            7,207,875
  3,358,602  Washington Mutual, Inc.                                         104,981,233           87,323,652
                                                                           --------------      --------------
                                                                             438,781,163          385,134,360
                                                                           --------------      --------------
             CABLE TELEVISION -- 5.8%
  2,060,433  Adelphia Communications Corp. CL A*                              61,965,938          135,215,916
    272,000  MediaOne Group, Inc.*                                             7,318,880           20,893,000
                                                                           --------------      --------------
                                                                              69,284,818          156,108,916
                                                                           --------------      --------------
             CONSUMER PRODUCTS AND SERVICES -- 2.2%
    633,400  American Classic Voyages Co.*                                    10,522,188           22,169,000
    644,350  LabOne, Inc.                                                      8,795,635            4,429,906
      4,875  Lady Baltimore Foods, Inc. CL A                                     227,781              286,406
    919,000  Premier Parks, Inc.*                                             23,554,683           26,536,125
  2,744,000  Protection One, Inc.*                                            14,948,651            5,316,500
                                                                           --------------      --------------
                                                                              58,048,938           58,737,937
                                                                           --------------      --------------

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                       COST               VALUE
-----------                                                                --------------      --------------
             FEDERAL AGENCIES -- 3.1%
     75,000  Fannie Mae                                                    $   1,270,544       $    4,682,813
     90,000  Freddie Mac                                                         385,147            4,235,625
  1,735,900  SLM Holding Corp.                                                61,023,762           73,341,775
                                                                           --------------      --------------
                                                                              62,679,453           82,260,213
                                                                           --------------      --------------
             FINANCIAL SERVICES -- 9.8%
  1,357,300  Allied Capital Corp.                                             23,911,458           24,855,556
    350,000  American Capital Strategies, Ltd.                                 5,950,000            7,962,500
        204  Berkshire Hathaway, Inc. CL A*                                    7,307,540           11,444,400
     50,745  Berkshire Hathaway, Inc. CL B*                                  103,303,209           92,863,350
  2,835,500  Imperial Credit Industries, Inc.*                                37,083,542           17,721,875
  1,541,850  The PMI Group, Inc.                                              44,124,709           75,261,553
     30,000  PS Group Holdings, Inc.                                             121,525              337,500
  1,741,000  United Asset Management Corp.                                    39,557,202           32,317,313
    300,000  United Panam Financial Corp.*                                     2,019,813              581,250
                                                                           --------------      --------------
                                                                             263,378,998          263,345,297
                                                                           --------------      --------------
             INFORMATION AND DATA PROCESSING -- 0.8%
  1,195,600  Data Transmission Network Corp.*                                 26,547,062           20,624,100
    180,000  Intelligent Systems Corp.*                                          380,869              720,000
                                                                           --------------      --------------
                                                                              26,927,931           21,344,100
                                                                           --------------      --------------
             LODGING AND GAMING -- 4.8%
    958,100  Extended Stay America, Inc.*                                      7,441,583            7,305,512
    546,000  Harrah's Entertainment, Inc.*                                     7,985,042           14,434,875
  5,268,900  Hilton Hotels Corp.                                              57,562,191           50,713,162
    469,000  Mandalay Resort Group*                                            5,905,464            9,438,625
  3,841,500  Park Place Entertainment Corp.*                                  23,557,302           48,018,750
                                                                           --------------      --------------
                                                                             102,451,582          129,910,924
                                                                           --------------      --------------
             MEDIA AND ENTERTAINMENT -- 9.5%
  3,404,536  AT&T Corp. - Liberty Media Group A*                              56,836,073          193,207,418
    221,270  Chris-Craft Industries, Inc.*                                     9,212,917           15,959,099
     58,700  Daily Journal Corp.*                                              1,306,716            1,915,088
     74,500  Gabelli Global Multimedia Trust, Inc.                               507,345            1,396,875
  1,020,300  Valassis Communications, Inc.*                                   19,135,221           43,107,675
                                                                           --------------      --------------
                                                                              86,998,272          255,586,155
                                                                           --------------      --------------

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                       COST               VALUE
-----------                                                                --------------      --------------
             MORTGAGE BANKING -- 4.3%
  4,126,800  Countrywide Credit Industries, Inc.                           $ 137,931,766       $  104,201,700
    144,800  New Century Financial Corp.*                                      1,308,625            2,280,600
  1,380,400  Resource Bancshares Mtg. Grp., Inc.                              18,271,246            6,254,937
    391,606  WMF Group, Limited*                                               2,762,590            2,251,735
                                                                           --------------      --------------
                                                                             160,274,227          114,988,972
                                                                           --------------      --------------
             PRINTING SERVICES -- 0.8%
  1,547,300  Mail-Well, Inc.*                                                 20,341,627           20,888,550
                                                                           --------------      --------------
             REAL ESTATE AND CONSTRUCTION -- 2.3%
  3,595,100  Catellus Development Corp.*                                      46,275,216           46,062,219
    545,600  Forest City Enterprises, Inc. CL A                               11,075,278           15,276,800
     30,000  Syntroleum Corp.*                                                    95,750              243,750
                                                                           --------------      --------------
                                                                              57,446,244           61,582,769
                                                                           --------------      --------------
             REAL ESTATE INVESTMENT TRUSTS -- 6.7%
  1,571,500  Capital Automotive REIT                                          20,768,123           19,152,656
    416,000  Dynex Capital, Inc.                                              11,646,215            2,678,000
  1,287,980  Fortress Investment Corp.                                        23,764,204           21,895,660
    301,300  Hanover Capital Mortgage Holdings, Inc.                           3,187,130            1,054,550
     62,805  Healthcare Financial Partners Units**                             6,252,238            6,280,500
 12,631,700  Host Marriott Corp.                                             113,998,356          104,211,525
    465,000  IMPAC Mortgage Holdings, Inc.                                     6,443,707            1,918,125
    576,200  Imperial Credit Commercial Mtg. Inv. Corp.                        6,080,510            6,554,275
    475,000  NovaStar Financial, Inc.                                          7,282,611            1,484,375
  1,198,117  Redwood Trust, Inc.                                              28,274,792           14,976,462
                                                                           --------------      --------------
                                                                             227,697,886          180,206,128
                                                                           --------------      --------------
             RESTAURANTS -- 0.3%
    690,200  CBRL Group, Inc.                                                 11,149,531            6,697,097
                                                                           --------------      --------------
             RETAIL DISCOUNT -- 0.8%
  1,378,000  Consolidated Stores Corp.*                                       21,189,503           22,392,500
                                                                           --------------      --------------
             SATELLITE SERVICES -- 0.9%
  1,317,300  Orbital Sciences Corp.*                                          17,920,702           24,452,381
                                                                           --------------      --------------

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                       COST               VALUE
-----------                                                                --------------      --------------
             TELECOMMUNICATIONS -- 8.6%
    128,800  Alltel Corp.                                                  $   2,823,211       $   10,650,150
    308,300  Centennial Cellular Corp. CL A*                                   3,328,833           25,550,362
    561,000  Corecomm, Limited*                                                3,350,600           33,309,375
  1,225,100  Telephone and Data Systems, Inc.                                 50,558,647          154,362,600
     73,100  United States Cellular Corp.*                                     3,321,288            7,378,531
                                                                           --------------      --------------
                                                                              63,382,579          231,251,018
                                                                           --------------      --------------
             UTILITIES -- 5.9%
  6,709,600  Citizens Utilities Co. CL B *                                    68,174,346           95,192,450
     24,100  Empire District Electric Co.                                        615,996              545,263
    325,000  Kansas City Power and Light Co.                                   7,531,875            7,170,312
  3,226,100  Western Resources, Inc.                                          76,448,297           54,843,700
                                                                           --------------      --------------
                                                                             152,770,514          157,751,725
                                                                           --------------      --------------
                     Total Common Stocks                                   1,848,249,066        2,182,799,367
                                                                           --------------      --------------

             WARRANTS -- 0.0%
    338,100  Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00                42,263                5,284
    350,000  NovaStar Financial, Inc., Expiring 2/03/01                          175,000               17,500
                                                                           --------------      --------------
                     Total Warrants                                              217,263               22,784
                                                                           --------------      --------------

             CONVERTIBLE PREFERRED STOCKS -- 0.5%
  2,100,000  NovaStar Financial, Inc. 7% Pfd. Class B Cumulative              13,911,099           12,495,000
                                                                           --------------      --------------

             NON-CONVERTIBLE PREFERRED STOCKS -- 0.1%
     15,000  Crown American Realty Trust 11.0% Pfd. Series A                     667,500              530,625
     30,000  Prime Retail, Inc. 10.5% Pfd. Series A                              645,000              440,625
     34,000  RB Asset, Inc. 15.0% Pfd. Series A                                  845,750              510,000
                                                                           --------------      --------------
                     Total Non-Convertible Preferred Stocks                    2,158,250            1,481,250
                                                                           --------------      --------------

   FACE
  AMOUNT
-----------
             CORPORATE BONDS -- 0.3%
$ 4,500,000  USA Networks, Inc. 7.0% 7/01/03                                   4,425,298            4,680,000
    750,000  Local Financial Corp. 11.0% 9/08/04                                 750,000              783,750
  2,000,000  Harcourt General 6.5% 5/15/11                                     1,944,538            1,690,000
                                                                           --------------      --------------
                     Total Corporate Bonds                                     7,119,836            7,153,750
                                                                           --------------      --------------

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   FACE
  AMOUNT                                                                        COST               VALUE
-----------                                                                --------------      --------------
             U.S. GOVERNMENT AND AGENCY SECURITIES -- 3.9%
$15,000,000  U.S. Treasury Note 5.5% 3/31/00                               $  14,996,720       $   15,004,695
  4,750,000  Fannie Mae 6.625% 7/12/00                                         4,750,241            4,759,785
 13,000,000  Federal Home Loan Bank 5.5% 7/14/00                              12,992,127           12,952,303
 40,000,000  Freddie Mac 5.0% 2/15/01                                         39,627,904           39,410,560
 25,000,000  Fannie Mae 5.88% 3/25/04                                         24,627,890           24,078,675
  3,000,000  Federal Home Loan Bank 6.04% 9/08/05                              3,000,000            2,846,781
  1,000,000  Federal Home Loan Bank 6.44% 11/28/05                             1,000,954              976,123
  6,000,000  Fannie Mae 6.56% 11/26/07                                         6,000,000            5,699,646
                                                                           --------------      --------------
                     Total U.S. Government and Agency Securities             106,995,836          105,728,568
                                                                           --------------      --------------
             SHORT-TERM SECURITIES -- 14.0%
 74,190,638  Wells Fargo Government Money Market Fund                         74,190,638           74,190,638
 22,000,000  U. S. Treasury Bill 1/20/00                                      21,938,817           21,947,948
110,000,000  Freddie Mac Discount Note 1/27/00                               109,562,700          109,615,770
 70,000,000  Freddie Mac Discount Note 3/02/00                                69,317,986           69,366,710
102,000,000  U. S. Treasury Bill 5/04/00                                     100,150,538          100,167,978
                                                                           --------------      --------------
                     Total Short-Term Securities                             375,160,679          375,289,044
                                                                           --------------      --------------
                     Total Investments in Securities                       $2,353,812,029       2,684,969,763
                                                                           ==============      --------------
             Covered Call Options Written at Market Value -- (0.0%)                                   (73,750)
             Other Liabilities in Excess of Other Assets -- (0.2%)                                 (5,123,558)
                                                                                               --------------

                     Total Net Assets -- 100%                                                  $2,679,772,455
                                                                                               ==============
                     Net Asset Value Per Share                                                 $        33.08
                                                                                               ==============

  NO. OF                                                                    EXPIRATION DATE/
 CONTRACTS                                                                    STRIKE PRICE              VALUE
-----------                                                                -------------------      --------------
             COVERED CALL OPTIONS WRITTEN AT
             MARKET VALUE
        400  Mandalay Resort Group                                         March 2000/22.5          $      (50,000)
        400  Mandalay Resort Group                                         March 2000/25                   (23,750)
                                                                                                    --------------

                     Total Call Options Written
                     (premiums received $182,594)                                                   $      (73,750)
                                                                                                    ==============

*Non-income producing
**Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.